UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  July 10, 2013
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THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 10, 2013, GlaxoSmithKline plc and Theravance, Inc. issued a press release announcing that BREO™ ELLIPTA™ (fluticasone furoate/vilanterol) has been approved in Canada for the long-term once-daily maintenance treatment of airflow obstruction in patients with chronic obstructive pulmonary disease (COPD), including chronic bronchitis and/or emphysema, and to reduce exacerbations of COPD in patients with a history of exacerbations.  BREO™ ELLIPTA™ 100/25 mcg is a combination of the inhaled corticosteroid (ICS) fluticasone furoate and the long-acting beta2-agonist (LABA) vilanterol, administered by the new ELLIPTA™ dry powder inhaler (DPI).  BREO™ ELLIPTA™ 100/25 mcg contains 100 micrograms of fluticasone furoate (FF) and 25 micrograms of vilanterol (VI) as trifenatate.  BREO™ ELLIPTA™ was developed by Glaxo Group Limited in collaboration with Theravance, Inc.  The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release dated July 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: July 10, 2013	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release dated July 10, 2013